UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2003

ASCENTIAL SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-15325	94-3011736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Washington Street, Westborough, MA 01581
(Address of principal executive office)

(508) 366-3888
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EX-23.1 Consent of KPMG LLP
EX-99.1 Pro Forma Financial Information

This Amendment includes information (the “Financial Information”) required by Items 7(a) and (b) of Form 8-K that was omitted from the Registrant’s initial filing on Form 8-K, filed with the Securities and Exchange Commission on September 26, 2003 in connection with the acquisition by the Registrant of Mercator Software, Inc. Certain of the Financial Information, as indicated herein, has been previously reported, within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934 and, accordingly, pursuant to General Instruction B.3 of Form 8-K, is incorporated herein by reference and not filed herewith.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired

1.	The following audited Financial Statements of Mercator Software, Inc., including the notes thereto, are incorporated by reference to Mercator Software, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission:

Consolidated Balance Sheet as of December 31, 2002;

Consolidated Statement of Operations for the year ended December 31, 2002;

Consolidated Statement of Stockholders’ Equity and Comprehensive Loss for the year ended December 31, 2002;

Consolidated Statement of Cash Flows for the year ended December 31, 2002; and

Independent Auditors’ Report as of and for the year ended December 31, 2002.

2.	The following unaudited interim Financial Statements of Mercator Software, Inc., including the notes thereto, are incorporated by reference to Mercator Software, Inc.’s Quarterly Report on Form 10-Q for the period ended June 30, 2003 filed with the Securities and Exchange Commission:

Consolidated Balance Sheet as of June 30, 2003;

Consolidated Statement of Operations and Comprehensive Income (Loss) for the six month period ended June 30, 2003; and

Consolidated Statements of Cash Flow for the six month period ended June 30, 2003.

(b)	Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Information, including the notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 2003

Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2002 and for the six months ended June 30, 2003

(c)	Exhibits

23.1 Consent of KPMG LLP, Independent Auditors

99.1 Unaudited Pro Forma Combined Condensed Financial Information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENTIAL SOFTWARE CORPORATION

Date:	November 26, 2003	/s/ ROBERT C. MCBRIDE Robert C. McBride Chief Financial Officer